UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2004

LOJACK CORPORATION
(Exact Name of Registrant as Specified in Charter)

Massachusetts
(State or Other Jurisdiction of Incorporation)

1-8439 (Commission File Number)	04-2664794 (IRS Employer Identification No.)

200 Lowder Brook Drive, Suite 1000, Westwood, Massachusetts (Address of Principal Executive Offices)	02090 (Zip Code)

781-251-4700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 13, 2004, LoJack Corporation (“LoJack”) amended its Restated Articles of Organization to reflect the designation by its Board of Directors of one authorized share of preferred stock as Special Voting Preferred Stock (the “Special Voting Share”). The Special Voting Share will be issued to the trustee appointed under a Voting and Exchange Trust Agreement among LoJack, Boomerang Tracking Inc. (“Boomerang”) and a voting trustee to be entered into the date of the consummation of LoJack’s combination with Boomerang. Except as otherwise required by law or LoJack’s Restated Articles of Organization, the Special Voting Share will be entitled to a number of votes equal to the number of outstanding exchangeable shares (the “Exchangeable Shares”) of 4246624 Canada Inc, LoJack’s Canadian subsidiary (“ExchangeCo”), from time to time not owned by LoJack or its affiliates, which votes may be exercised for the election of directors and on all other matters submitted to a vote of LoJack shareholders. The holders of LoJack common stock and the holder of the Special Voting Share will vote together as a single class on all matters, except to the extent voting as a separate class is required by applicable law or the LoJack Restated Articles of Organization. The holder of the Special Voting Share will not be entitled to receive any dividends from LoJack and, in the event of any liquidation, dissolution or winding up of LoJack, will receive an amount equal to the par value of such share. At such time as there are no Exchangeable Shares outstanding not owned by LoJack or its affiliates, and there are no shares of stock, debt, options or other agreements of ExchangeCo that could give rise to the issuance of any Exchangeable Shares to any person, other than LoJack or its affiliates, the Special Voting Share will be redeemed for nominal consideration. LoJack’s Restated Articles of Organization, as amended, are filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

As previously reported, LoJack Corporation is party to an agreement to acquire all of the issued and outstanding common shares of Boomerang Tracking Inc.

The consolidated financial statements of Boomerang Tracking Inc. are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Pro forma financial information relating to the proposed combination of LoJack Corporation and Boomerang Tracking Inc. is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c)      Exhibits.

2.1	Combination Agreement, dated as of August 16, 2004, by and among LoJack Corporation, 4246624 Canada Inc. and Boomerang Tracking Inc.

2.2	Principal Shareholders Voting Agreement, dated as of August 16, 2004, by and among LoJack Corporation, 4246624 Canada Inc., Automobility Inc., André Boulay, Peter Lashchuk and Robert Nelson.

3.1	Restated Articles of Organization, as amended.

23.1	Consent of RSM Richter LLP.

99.1	Consolidated Financial Statements of Boomerang Tracking Inc.

99.2	Unaudited Pro Forma Combined Condensed Financial Statements of LoJack Corporation.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOJACK CORPORATION (Registrant) By: /s/ Keith Farris Keith Farris Vice President of Finance and Chief Financial Officer

Date:  October 13, 2004